Exhibit 32.1

                                  CERTIFICATION

In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006 (the "Report") by Tompkins Trustco, Inc. (the "Company"), the undersigned, as the Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

The Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 8, 2006
                                             /s/ JAMES J. BYRNES
                                             -----------------------------
                                             James J. Byrnes
                                             Chairman of the Board and
                                             Chief Executive Officer
                                             (Principal Executive Officer)

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